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                                                                     Rule 497(e)
                                                                     2-75443




                         Wayne Hummer Money Fund Trust
                           Supplement to Prospectus
                                August 1, 1995

    Effective as of April 1, 1996, Wayne Hummer & Co., the Trust's Distributor and Shareholder Service Agent, which prior to April 1, 1996 was organized as an Illinois limited partnership, will be reorganized as a Delaware limited liability company to be known as Wayne Hummer Investments L.L.C. Each of the general partners of Wayne Hummer & Co. will become voting members of Wayne Hummer Investments L.L.C. Wayne Hummer Investments L.L.C. thereafter will act as the Trust's Distributor and Shareholder Service Agent.

                        Supplement dated April 1, 1996